UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2008

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other jurisdiction of incorporation)	1-11037 (Commission File Number)	06-124-9050 (IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

Praxair, Inc (the “Company”) filed its Quarterly Report on Form 10-Q for the nine months ended September 30, 2008 (“Q3 2008 10-Q”) on October 29, 2008. As a participant in the Securities and Exchange Commission’s XBRL (Extensible Business Reporting Language) voluntary filing program, attached as Exhibit 100 to this Current Report on Form 8-K are the following financial statements from the Company’s Q3 2008 10-Q, formatted in XBRL, excluding the notes to the financial statements: (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flow, and (iv) Consolidated Statement of Shareholders’ Equity.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

Due to the way the SEC’s Interactive Data Viewer renders the XBRL data, additional time periods are being presented in the Consolidated Statement of Shareholders’ Equity. The additional time periods are not populated with the complete financial data for those periods. Users of the XBRL documents should focus only on the nine months ended September 30, 2008 which agrees to the data filed in the company’s Q3 2008 10Q.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

100	The following financial statements from Praxair, Inc’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed on October 29, 2008, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flow, (iv) Consolidated Statements of Shareholders’ Equity

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant

Date: November 17, 2008	By:	/S/ MATTHEW J. WHITE
Matthew J. White
Vice President and Controller

Exhibit Index

Exhibit 100	The following financial statements from Praxair, Inc’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed on October 29, 2008, formatted in XBRL: (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flow, (iv) Consolidated Statements of Shareholders’ Equity

Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.PRE	XBRL Taxonomy Presentation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Label Linkbase Document

Exhibit 100.CAL	XBRL Taxonomy Calculation Linkbase Document